STATE OF NEW YORK
                                DEPARTMENT OF LAW
                                ISSUER STATEMENT
                          (Section 359-e Gen. Bus. Law)

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
Name of                                     Principal
Issuer     Denom Acquisition Corp.          Office    2541 Monroe Ave., Suite 301, Rochester, NY  14618
       ----------------------------------           ---------------------------------------------------
                                                     Street Address                City,State, Zip
Telephone Number    716-244-1840
This form is not t be used by issuers  engaged  in any aspect of real  estate or mortgage  financing  unless they also obtain a letter upon  written  application pursuant to Section 352e or g. Theatrical  Syndication  must comply with Article
26-A of the General Business Law.

1.   Issuer is [ x ] an existing; [ ] a proposed;  [x] corporation;  [ ] general partnership;
     [ ] limited  partnership;  [ ] other (specify ______________________________________organized under the laws of Delaware on 1/10/96 . The entire offering is [ ] intrastate,  [x ] interstate.
2.   The business of the issuer is (described briefly)         Bottled Water Distribution & Aquculture______
     ---------------------------------------------------------------------------------
3.   Issuer proposes to offer  [ x] stock;      [  ] bonds;      [   ] notes;      [   ] partnership interests;
     [   ]  other (specify)                                                                      .
                            ---------------------------------------------------------------------
4.   The  securities  will be sold [ x ] by the  officers  and  directors of the issuer; [ ] N.Y.  registered broker [ ] by an underwriter;  [ ] by salesmen employed by issuer.  The  securities  will be sold on a [ x ] best  efforts basis; [ ] firm  commitment.  If by an underwriter or broker,  indicate the names of underwriters or syndicate manager
                                                                                         .
5.   Total amount of offering:   $    8,816.99            Anticipated offering expenses total  $none
     consisting of:  Selling:  $      None      ;  Other:  $     Organizational expense $6,350.00 Working
     capital $ 2,466.99                              .
6.   State use of the net proceeds to be obtained:                        Organizational expense and working
                                                     -------------------------------------------------------
     capital
     -------

**   Found on the fee receipt you received for your original filing.
     =================================================================================


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       Filing is incomplete without a copy of offering        Filing Fee Enclosed as Follows:
       literature.  If not available, please explain.         total amount of offering
       Indicate to whom you wish the fee receipt sent.        under $500,000 . . . . . . . . . . . . . . . .  $ 200
       (   )  Attorney                ( X   )  Issuer
                                                              over $500,000  . . . . . . . . . . . . . . . .  $ 800

       Personal checks not accepted.  Attorney's check,       Send remittance to:
       certified check, bank check, money order only,              Bureau of Investor Protection and
       payable to the N.Y.S. Department of Law.                    Securities
                                                                   N.Y. Department of Law
                                                                   120 Broadway
                                                                   New York, NY   10271
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7.   If the  securities  are being offered partly or entirely for the account of selling holders,  please check [ ]. Indicate the details of the secondary offering below for each seller.
                                                          Anticipated
     Name of Seller                  Address              Dollar Amount Offered
                                       N/A
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
 8.  Has registrant, any officer, director or principal or partner ever
     A.  been suspended or expelled fro membership in any securities or commodities exchange, association or securities or commodities
         dealers or investment advisors? ....................................       Yes  [ ]   No [x]
     B.  had a license or registration as a dealer, broker, investment advisor or salesman, futures commission merchant, associated person, commodity pool operator, or commodity trading advisor
         denied, suspended or revoked? ......................................       Yes  [ ]   No [x]
     C.  been enjoined or restrained by any court or government agency from:
         1.   the issuance, sale or offer for sale of securities or
               commodities? .................................................       Yes  [ ]   No [x]
         2.   rendering securities or commodities advice? ...................       Yes  [ ]   No [x]
         3.   handling or managing trading accounts?.........................       Yes  [ ]   No [x]
         4.   continuing any practices in connection with securities or
              commodities? ..................................................       Yes  [ ]   No [x]
     D.  been convicted of any crime (other than minor traffic)? ............       Yes  [ ]   No [x]
     E.  used or been known by any other name? ..............................       Yes  [ ]   No [x]
     F.  been the subject of any professional disciplinary proceeding? ......       Yes  [ ]   No [x]
     G.  been adjudged a bankrupt or made a general assignment for benefit of creditors; or been an officer, director or principal of any entity which was reorganized in bankruptcy, adjudged a bankrupt
         or made a general assignment for benefit of creditors? .............       Yes  [ ]   No [x]
     H.  had an offering of securities within the last three years or been an officer, director, principal or partner of any entity which had an
         offering of securities within the last three years..................       Yes  [ ]   No [x]
     I.  If the answer to any of the above is "YES", attach a statement of full particulars.
9.   Are there any outstanding judgments (not including judgments involving domestic relations) against the issuer or any officer, director, principal
     or partner thereof?  If yes, attach statement of full particulars.......       Yes  [ ]   No [x]
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10.  List names and residence addresses of all employees (officers and directors not  included) of Issuer who are selling in N.Y.S.,  N.Y.  Form M-2 must be filed for each person listed.
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                                      NONE


11. Limited Partnerships are required to submit a list of all limited partners as soon as the offering is completed. This may be done in letter form.

12.  If the Issuer is a limited partnership, list all of the general partners:

                                NOT A PARTNERSHIP
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13.  The  information  set forth  below  should be  provided  for each  officer, director, principal or partner. In the case of a corporate general partner, information must be provided for all officers. If not enough space is provided, use continuation sheets. Do not refer to prospectus or offering literature. SEC biographies can be substituted for employment history only.

     a.  Name:     Morris Diamond                Title:President
         Home Address:    105 Southern Parkway            Phone  716-244-1840
         Place of Birth:     Rochester, N.Y.     Date of Birth:  7/11/20
         Social Security #:###-##-#### Prior home addresses for past five years:
         -----------------------------------------------------------------------
                                  Same as Above

         Following is my complete employment and business affiliation record for
         the  past  five  years:   Indicate  periods  of   self-employment   and
         unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)
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
----------------- --------------- -------------------------------------------------- --------------------------------
      From              To                Employer or Business Affiliation                  Position Held and
----------------  --------------  -------------------------------------------------  -------------------------------
    Mo. Yr.          Mo. Yr.              Name                   Address                    Type of Business
----------------- --------------- -------------------------------------------------- --------------------------------
                                                      105 Southern Parkway
   Jan      80     Dec     95     Self-Employed       Rochester, NY  14618           Business Counseling
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
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     a.  Name:     Shirley Diamond            Title:    Secretary
         Home Address:    105 Southern Parkway             Phone  716-473-6718
         Place of Birth:     Rochester, N.Y.  Date of Birth:     6/17/23
         Social Security #:###-##-#### Prior home addresses for past five years:
         -----------------------------------------------------------------------
                                  Same as Above

         Following is my complete employment and business affiliation record for
         the  past  five  years:   Indicate  periods  of   self-employment   and
         unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)
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
----------------- --------------- -------------------------------------------------- --------------------------------
      From              To                Employer or Business Affiliation                  Position Held and
----------------  --------------  -------------------------------------------------  -------------------------------
    Mo. Yr.          Mo. Yr.              Name                   Address                    Type of Business
----------------  --------------  -------------------------------------------------  -------------------------------
                                                      105 Southern Parkway
   Jul      84     Dec     95     Tramdot Development Rochester, NY                  Investments President
----------------- --------------- -------------------------------------------------- --------------------------------
                                  Corp.
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
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     c.  Name:     Suzanne Luxenberg          Title:     Asst. Secretary
         Home Address:    20 Castlebar Rd. Roch.N.Y.        Phone 716-442-3678
         Place of Birth:     Rochester, N.Y.  Date of Birth:     6/17/47
         Social Security #:###-##-#### Prior home addresses for past five years:
         -----------------------------------------------------------------------
                                  Same as Above

         Following is my complete employment and business affiliation record for
         the  past  five  years:   Indicate  periods  of   self-employment   and
         unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)
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
----------------- --------------- -------------------------------------------------- --------------------------------
      From              To                Employer or Business Affiliation                  Position Held and
----------------  --------------  -------------------------------------------------  -------------------------------
    Mo. Yr.          Mo. Yr.              Name                   Address                    Type of Business
----------------  --------------  -------------------------------------------------  -------------------------------
                                  MS                    2541 Monroe Ave. Rm 305      President
   Jan      89     Dec     95     Acquisition Corp.     Roch., NY                    House Builder
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
----------------- --------------- -------------------------------------------------- --------------------------------
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The use of  power of  attorney  is not  acceptable.  If all  signatures  are not available  at time of  filing,  you must  submit  the  proper  total fee and all information  required  by Item  13.  Note in your  letter  of  transmittal  that counterpart  forms with missing  signatures will be submitted  within 30 days of filing.

Limited Partnerships must supply one signature for each general partner. One signature by an officer of a corporate general partner is sufficient, however, all selling officers must sign.

Each of the undersigned, constituting all officers, directors, partners, and controlling principals of the registrant do hereby state and represent that all statements contained herein are true and correct and understands that any false statement shall constitute a violation of Art. 23-A of the General Business Law.

Signature                Name and Title (please type of print)          Date
---------------------    -------------------------------------          --------

/s/Morris Diamond         Morris Diamond  President                      5-29-96
---------------------    -------------------------------------          --------
/s/Shirley Diamond        Shirley Diamond  Secretary                     5-29-96
---------------------    -------------------------------------          --------
/s/Suzanne Luxenberg      Suzanne Luxenberg  Asst. Secretary             5-29-96
---------------------    -------------------------------------          --------

To complete this filing a State Notice and Further State Notice must be filed with the Secretary of State in Albany. In the case of a non-resident issuer, a Consent to Service of Process must be filed with the Secretary of State.

All changes or amendments to this form must be submitted on NY Form M-3 with a $20 fee.
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NYS DEPARTMENT OF STATE                                           GAIL S. SHAFER
MISCELLANEOUS RECORDS BUREAU                                      Secretary of
State
162 Washington Avenue
Albany, NY   12231-0001

A fee of $75 must accompany EACH State Notice and EACH Further State Notice. This form constitutes two distinct notices and must be filed in DUPLICATE. All remittances must be by cash, certified check, attorney's check, postal money order or bank draft, payable to Department of State. Exception: Attorney's checks will be accepted only for amounts up to and including $250. Mail completed form and fee to the Miscellaneous Records Bureau at the above address.

           DO NOT SEND OFFERING LITERATURE to the Secretary of State.

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State Notice under  359-e,  subd. 2 of the General  Business Law of the State of
New York (This notice to be filed by every security broker or dealer prior to engaging in the business of selling or offering for sale securities to the public in the State of New York.)

     Name of Dealer 1                                    Denom Acquisition Corp.
                       ---------------------------------------------------------
             or
     Broker 2

     Business Address  2541 Monroe Ave. Suite 301,  Rochester, New York   14618
                       ---------------------------------------------------------
            or
     Post Office Address:

     If a Corporation, the State or Country in which Incorporated       Delaware
                                                                  --------------
     If a Partnership, the Names of the General Partners




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Further  State Notice under  359-e,  subd. 8 of the General  Business Law of the
State of New York (This notice to be filed for each issue to be offered, except those specifically exempted by 359-f.)

     Name of Dealer 1                                    Denom Acquisition Corp.
                       ---------------------------------------------------------
             or
     Broker 2
            or
     Syndicate Manager 3

     Business Address  2541 Monroe Ave. Suite 301,  Rochester, New York   14618
                       ---------------------------------------------------------
            or
     Post Office Address:

     If a Corporation, the State or Country in which Incorporated       Delaware
                                                                  --------------
     Name of Security or Securities (Class)              Common


     Name of  Issuer of Securities              Denom Acquisition Corp.

     Post Office Address of Issuer of Securities
                             2541 Monroe Ave. Suite 301, Rochester, NY   14618
                             ---------------------------------------------------

     The State of Country in which Organized              Delaware
                                                                  --------------

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
1  A dealer is an issuer that is offering its own securities for sale.
2  A broker is any othe rperson or firm offering the issuer's securities for sale.
3  A syndicate manager is a broker who is managing other brokers, all of whom are offering the issuer's securities for sale.
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